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                                  Exhibit 10.1

                             1992 Stock Option Plan
                         (as amended October 17, 1996)


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                              MYCOGEN CORPORATION
                             1992 STOCK OPTION PLAN

               AS AMENDED AND RESTATED EFFECTIVE OCTOBER 17, 1996
               --------------------------------------------------


                                  ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------


     I.   PURPOSES OF THE PLAN
          --------------------


          A. This 1992 Stock Option Plan (the "Plan") is intended to promote the interests of Mycogen Corporation, a Delaware corporation (the "Company"), by providing a method whereby (i) key employees (including officers and directors) of the Company (or its parent or subsidiaries) who are primarily responsible for the management, growth and financial success of the Company (or its parent or subsidiaries), (ii) the non-employee members of the Company's Board of Directors and (iii) consultants and other independent contractors who provide valuable services to the Company (or its parent or subsidiaries) may be offered the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company (or its parent or subsidiaries).


          B. The Plan initially became effective immediately upon approval by the Company's stockholders at the 1992 Special Stockholders Meeting on October 27, 1992. Such date is hereby designated as the Effective Date of the Plan. This October 1996 restatement of the Plan shall become effective immediately upon adoption by the Board of Directors, subject, however, to stockholder approval at the 1996 Annual Meeting. The Plan shall be administered in compliance with the applicable requirements of SEC Rule 16b-3, as in effect from time to time.


          C. This Plan shall serve as the successor to the Mycogen Corporation 1983 Stock Option Plan (the "1983 Plan"), and no further option grants shall be made under the 1983 Plan from and after the Effective Date of this Plan. All options outstanding under the 1983 Plan on such Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Company's common stock thereunder or their exercise of any outstanding stock appreciation rights thereunder.


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          D.  For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiaries of the Company:


               Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               Each corporation, partnership or other entity (other than the Company) in an unbroken chain of corporations, partnerships or other entities beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation, partnership or other entity (other than the last corporation, partnership or other entity) in the unbroken chain owns, at the time of the determination, stock or other ownership interests possessing fifty percent (50%) or more of the total combined voting power of all classes of stock or other ownership interests in one of the other corporations, partnerships or other entities in such chain.

     II.  STRUCTURE OF THE PLAN
          ---------------------

          A.  Stock Programs.  The Plan shall be divided into two separate
              --------------
components: the Discretionary Option Grant Program specified in Article Two and the Automatic Option Grant Program specified in Article Three. Under the Discretionary Option Grant Program, key employees (including officers), non-employee Board members, consultants and other independent contractors of the company or its subsidiaries who contribute to the management, growth and financial success of the Company or its subsidiaries, may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, certain non-employee members of the Company's Board of Directors (the "Board") will automatically receive special option grants to purchase shares of Common Stock in accordance with the provisions of Article Three.


          B.  General Provisions.  Unless the context clearly indicates
              ------------------
otherwise, the provisions of Articles One and Four of the Plan shall apply to both the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals under the Plan.


     III.  ADMINISTRATION OF THE PLAN
     ----

          A. The Discretionary Option Grant Program shall be administered by a committee ("Committee") of two (2) or more non-employee Board members appointed by the Board.


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          B.  The Committee as Plan Administrator shall have the sole and exclusive power and authority (subject to the express provisions of the Discretionary Option Grant Program) to establish such rules and regulations as it may deem appropriate for the proper administration of such program and to make such determinations under the program and any outstanding option as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties with an interest in any outstanding option under the Discretionary Option Grant Program.


          C. Service on the Committee shall constitute service as a Board member, and members of the Committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on the Committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option granted under the Plan.


          D. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three.


     IV.  ELIGIBILITY FOR OPTION GRANTS
          -----------------------------

          A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two of the Plan shall be limited to the following:


               (i) officers and other key employees of the Company (or its parent or subsidiaries) who render services which contribute to the management, growth and financial success of the Company (or its parent or subsidiaries);

               (ii)      non-employee Board members; and

               (iii) those consultants and other independent contractors who provide valuable services to the Company (or its parent or subsidiaries).

          B. The Plan Administrator shall have the sole and exclusive authority to determine which eligible individuals are to receive option grants under the Discretionary Option Grant Program, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to remain outstanding.

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     V.   STOCK SUBJECT TO THE PLAN
          -------------------------

          A. Shares of the Company's Common Stock shall be issuable under the Plan, and such shares may be obtained from either the Company's authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Company and held as treasury shares. The maximum number of shares available for issuance over the term of the Plan shall not exceed 7,566,719 shares of Common Stock, subject to adjustment from time to time in accordance with the provisions of this Section V. Such authorized share reserve includes the two million (2,000,000)-share increase authorized by the Board under this October 1996 restatement, subject to stockholder approval at the 1996 Annual Meeting. To the extent one or more outstanding options under the 1983 Plan which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.


          B. In no event shall any one individual participating in the Plan be granted stock options and separately exercisable stock appreciation rights for more than 200,000 shares of Common Stock in the aggregate per calendar year, effective retroactive to January 1, 1996.


          C. Should an outstanding option under this Plan (including any outstanding options under the 1983 Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option canceled in accordance with the cancellation-regrant provisions of Section IV of Article Two of this Plan), the shares subject to the portion of the option not so exercised shall be available for subsequent option grants under this Plan. Unvested shares issued under the Plan and subsequently repurchased by the Company at the original option or issue price paid per share shall be added back to the share reserve and shall accordingly be made available for subsequent issuance under the Plan. Shares subject to any option or portion thereof surrendered in accordance with Section V of Article Two or Section III of Article Three shall not be available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan (including any option incorporated from the 1983 Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.


          D. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one participant may be granted stock options and separately exercisable stock appreciation rights per calendar year, (iii) the

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number and/or class of securities and price per share in effect under each outstanding option under the Discretionary Option Grant Program, (iv) the number and/or class of securities per non-employee Board member for which automatic option grants are subsequently to be made under the Automatic Option Grant Program to both newly-elected and re-elected non-employee Board members, (v) the number and/or class of securities and price per share in effect under each grant outstanding under the Automatic Option Grant Program and (vi) the number and /or class of shares and price per share in effect under each outstanding option incorporated into this Plan from the 1983 Plan. The purpose of such adjustments to the outstanding options shall be to preclude the enlargement or dilution of rights and benefits thereunder.



                                  ARTICLE TWO

                      DISCRETIONARY OPTION GRANT PROGRAM
                      ----------------------------------

     VI.  TERMS AND CONDITIONS OF OPTIONS
          -------------------------------

          Options granted pursuant to this Article Two shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not employees of the Company or its parent or subsidiaries may only be granted non-statutory options under this Article Two. Each option granted shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with
               --------
the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

     A.   Option Price.
          ------------

            1. The option price per share shall be fixed by the Plan Administrator. In no event, however, shall the option price per share be less than eighty-five percent (85%) of the fair market value per share of Common Stock on the date of the option grant.

            2. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section VI of this Article Two and the instrument evidencing the grant, be payable in one of the alternative forms specified below:

               (i) full payment in cash or check drawn to the Company's order;
     or

               (ii) full payment in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below); or

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               (iii)  full payment through a combination of shares of Common
     Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or check drawn to the Company's order; or

               (iv) full payment effected through a broker-dealer sale and remittance procedure pursuant to which the optionee (I) shall provide irrevocable written instructions to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal, State and local income and employment taxes required to be withheld by the Company by reason of such purchase and (II) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          For purposes of this subparagraph 2, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure above is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

            3. The fair market value per share of Common Stock on any relevant date under subparagraph 1 or 2 above (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

               (i) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, then the fair market value shall be the closing selling price per share of Common Stock on the date in question, as reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists on the Nasdaq National Market shall be determinative of fair market value.

               (ii) If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no such reported price on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

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     B.  Term and Exercise of Options.
         ----------------------------

         Each option granted under this Article Two shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee other than a transfer of the option effected by will or by the laws of descent and distribution following the optionee's death.

     C.  Termination of Service.
         ----------------------

            1. Should an optionee cease to remain in Service for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while the holder of one or more outstanding options under this Article Two, then each such option shall not (except to the extent otherwise provided pursuant to Section VII of this Article Two) remain exercisable for more than a twelve (12) month period (or such shorter period as is determined by the Plan Administrator and specified in the instrument evidencing the grant) measured from the date of such cessation of Service. Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term. Each such option shall, during such twelve (12) month or shorter period, be exercisable only to the extent of the number of shares (if any) for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of such twelve (12) month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any unexercised shares for which the option was exercisable at the time of the optionee's cessation of Service. The option, however, shall immediately terminate and cease to be outstanding, at the time of the optionee's cessation of Service, with respect to any shares for which such option is not otherwise at that time exercisable or in which the optionee is not otherwise at that time vested.

            2. Should the optionee die while holding one or more outstanding options under this Article Two, then each such option shall be exercisable, subject to the limitations of subparagraph 1 above, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or the laws of descent and distribution.

            3. Should (i) the optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its parent or subsidiaries, then in any such event all outstanding options held by the optionee under this Article Two shall terminate immediately and cease to be outstanding.

            4. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time the option remains outstanding, to


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  permit one or more options granted under this Article Two to be exercised, during the applicable exercise period under subparagraph 1 above, not only for the number of shares for which each such option is exercisable at the time of the optionee's cessation of Service but also for one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

            5. For purposes of the foregoing provisions of this Section I.C (and for all other purposes under the Plan):

                The optionee shall be deemed to remain in the Service of the Company for so long as such individual renders services on a periodic basis to the Company (or any parent or subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor.

                The optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiaries, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

     D.  Stockholder Rights.
         ------------------

          An optionee shall have none of the rights of a stockholder with respect to the shares of Common Stock subject to the option until such individual shall have exercised the option, paid the option price for the purchased shares and been issued a stock certificate for such shares.

     E.  Repurchase Rights.
         -----------------

          The shares of Common Stock issued under this Article Two may be subject to repurchase by the Company in accordance with the following provisions:

            1. The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two.
  Should the Optionee cease Service while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the issued shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

            2. All of the Company's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate

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  Transaction under Section III of this Article Two, except to the extent: (i)
  any such repurchase right is, in connection with a Corporate Transaction, expressly assigned to the successor corporation (or parent thereof) or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is granted.

            3. The Plan Administrator shall have the discretionary authority, exercisable either before or after the optionee's cessation of Service, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the optionee under this Article Two and thereby accelerate the vesting of such shares at any time.

     VII.  INCENTIVE OPTIONS
           -----------------

          The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Company. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.
      ---

          A.  Option Price.  The option price per share of the Common Stock
              ------------
     subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of such Common Stock on the grant date.


          B.  Dollar Limitation.  The aggregate fair market value (determined as
              -----------------
     of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Company or its parent or subsidiaries) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. To the extent the One Hundred Thousand Dollar ($100,000) limitation is exceeded in any calendar year, the option shall nevertheless be exercisable for the excess number of shares as a non-statutory option.


          C. 10% Stockholder.  If any individual to whom an Incentive Option is
             ---------------
     granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all outstanding classes of stock of the Company or any parent or subsidiary, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of the Common Stock on the grant date, and the option term shall not exceed five
     (5) years, measured from the grant date.

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          Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Four of the Plan shall apply to all Incentive Options granted hereunder.

     VIII.  CORPORATE TRANSACTION/CHANGE IN CONTROL
            ---------------------------------------

          A. In the event of any of the following stockholder-approved transactions to which the Company is a party (a "Corporate Transaction"):


               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or

               (iii) any reverse merger in which the Company is the surviving entity but in which the holders of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (as measured immediately prior to such merger) transfer ownership of those securities to person or persons not otherwise part of the transferor group, the exercisability of each option at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced by a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for pay-out in accordance with the same vesting schedule in effect for such option, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive. The Plan Administrator shall also have full power and authority to grant options under the Plan which are to automatically accelerate in whole or in part immediately prior to the Corporate Transaction, whether or not those options are otherwise to be assumed or replaced in connection with the consummation of such Corporate Transaction.

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          B.  Upon the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.


          C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate
                                                    --------
option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.


          D. The grant of options under this Article Two shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


          E. The Plan Administrator shall have the discretionary authority, exercisable in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the automatic termination of one or more of the Company's outstanding repurchase rights under this Article Two) upon the occurrence of the Change in Control. Alternatively, the Plan Administrator shall have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the optionee's Service within a specified period following the Change in Control. For purposes of this Article Two, a Change in Control shall be deemed to occur in the event:


               (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

               (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members

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     continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          F. Each option accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term or the cancellation of such option in accordance with Section V of this Article Two (if applicable).


          G. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the applicable dollar limitation specified in Section II of this Article Two.


     IX.  CANCELLATION AND REGRANT OF OPTIONS
          -----------------------------------

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than (i) eighty-five percent (85%) of the fair market value of the Common Stock on the new grant date, or (ii) one hundred percent (100%) of such fair market value in the case of an Incentive Option, or (iii) one hundred ten percent (110%) of such fair market value in the case of an Incentive Option to be granted to a 10% Stockholder.

     X.  STOCK APPRECIATION RIGHTS
         -------------------------

          A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Company in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.


          B. No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this
Section V may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.


                                   21 of 35

          C. If the surrender of an option is rejected by the Plan Administrator, then the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
                                                                     -----
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years (or five (5) years in the case of an Incentive Option granted to a 10% Stockholder) after the date of the option grant.


          D. One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Discretionary Option Grant Program. Upon the occurrence of a Hostile Take-Over, each such officer holding one or more options with such a limited stock appreciation right in effect shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Company, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the officer shall be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion) over (ii) the aggregate exercise price payable for such vested shares. Such cash distribution shall be paid within five (5) days following the option surrender date. At the time any such limited stock appreciation right is granted, the Plan Administrator shall concurrently pre-approve the subsequent exercise of that right in accordance with the provisions of this Section V.D, and no additional approval of the Board or any Plan Administrator shall accordingly be required at the time of the actual option surrender and cash distribution. The balance of the option (if any) shall continue in full force and effect in accordance with the instrument evidencing such grant.


          E. For purposes of Section V.D, the following definitions shall be in effect:


          A HOSTILE TAKE-OVER shall be deemed to occur in the event (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

          The TAKE-OVER PRICE per share shall be deemed to be equal to the greater of (a) the fair market value per share on the option surrender date, as
-------
determined pursuant to the valuation provisions of Section I.A.3 of this Article Two, or (b) the highest reported price per share paid by the tender offer or in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.


                                   22 of 35

          F. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section V shall not be available for subsequent option grants under the Plan.


     XI.  LOANS OR INSTALLMENT PAYMENTS
          -----------------------------

          The Plan Administrator may assist any optionee (including any officer) in the exercise of one or more outstanding options under this Article Two by (a) authorizing the extension of a loan to such optionee from the Company or (b) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans and installment payments may be granted without security or collateral, but the maximum credit available to the optionee shall not exceed the sum of (i) the aggregate option price (less par value) of the purchased
    ---
shares plus (ii) any Federal, State and local income tax and employment tax liabilities incurred by the optionee in connection with the exercise of the option.

     XII.  EXTENSION OF EXERCISE PERIOD
           ----------------------------

          The Plan Administrator shall have full power and authority to extend the period of time for which any option granted under this Article Two is to remain exercisable following the optionee's cessation of Service or death from the limited period in effect under Section 1.C.1 of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate;

provided, however, that in no event shall such option be exercisable after the
--------
specified expiration date of the option term.


                                 ARTICLE THREE

                        AUTOMATIC OPTION GRANT PROGRAM
                        ------------------------------

     XIII.  ELIGIBILITY
            -----------

          A.  Eligible Optionees.    The individuals eligible to receive
              ------------------
automatic option grants pursuant to the provisions of this successor Article Three program shall be limited to (i) those individuals who are first elected or appointed as non-employee Board members on or after the Effective Date of this Plan, whether through appointment by the Board or election by the Company's stockholders, provided they have not otherwise been in the prior employ of the Company (or any parent or subsidiary) and (ii) those individuals who are re-elected as non-employee Board member at one or more stockholder meetings held after the Effective Date, whether or not such individuals are otherwise serving as non-employee Board members on the Effective Date.

                                   23 of 35

     XIV.  TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS
           -----------------------------------------------

          A.  Grant Dates.  Option grants will be made under this Article Three
              -----------
on the dates specified below:


               (i) Each individual who first becomes a non-employee Board member on or after the Effective Date of the Plan, whether through election by the Company's stockholders or appointment by the Board, and who has not otherwise been in the prior employ of the Company shall automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 20,000 shares of Common Stock upon the terms and conditions of this Article Three.

               (ii) Each individual re-elected as a non-employee Board member at one or more annual stockholder meetings, beginning with the 1996 Annual Meeting at which this October 1996 restatement is approved, shall automatically be granted, at each such meeting at which he or she is so re-elected, a non-statutory stock option to purchase an additional 7,500 shares of Common Stock upon the terms and conditions of this Article Three. However, any non-employee Board member who is an officer or other executive of DowElanco at the time of his or her re-election shall receive a non-statutory option for only 5,000 shares of Common Stock.

     There shall be no limit on the number of annual option grants any one non-employee Board member may receive over the period of Board service.

     The applicable 20,000-share, 7,500-share and 5,000-share limitations on the automatic grants to be made to each newly-elected or re-elected non-employee Board member shall be subject to periodic adjustment pursuant to the applicable provisions of Section V.C of Article One.

          B.  Exercise Price. The exercise price per share of each automatic
              --------------
option grant made under this Article Three shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date.

          C.  Payment.
              -------

               The exercise price shall be payable in one of the alternative forms specified below:

               (i) full payment in cash or check made payable to the Company's order; or

               (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported

                                   24 of 35
     earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

               (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Company's order; or

               (iv) full payment through a sale and remittance procedure pursuant to which the non-employee Board member shall provide irrevocable written directives to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall concurrently provide written instructions to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          For purposes of this subparagraph, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company, and the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the provisions of Section I.A.3 of Article Two. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the option, payment of the option price for the purchased shares must accompany the exercise notice.


          D.  Option Term.  Each automatic grant under this Article Three shall
              -----------
have a maximum term of ten (10) years measured from the automatic grant date.


          E.  Exercisability.  Each automatic grant shall become exercisable in
              --------------
a series of three (3) equal annual installments over the optionee's period of service on the Board, with the first such installment to become exercisable one
(1) year after the automatic grant date. The option shall not become exercisable for any additional option shares following the optionee's cessation of Board service for any reason.


          F.  Non-Transferability.  During the lifetime of the optionee, each
              -------------------
automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee other than a transfer of the option effected by will or by the laws of descent and distribution following optionee's death.


          G.  Effect of Termination of Board Membership.
              -----------------------------------------

            1. Should the optionee cease to serve as a Board member for any reason (other than death) while holding one or more automatic option grants under this Article Three, then such optionee shall have a six (6) month period following the date of


                                   25 of 35
  such cessation of Board membership in which to exercise each such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.

            2. Should the optionee die while serving as a member of the Board or within six (6) months after cessation of Board service, then each outstanding automatic option grant held by the optionee at the time of death may subsequently be exercised, for any or all of the shares of Common Stock for which the option is exercisable at the time of the optionee's cessation of Board service (less any option shares subsequently purchased by the optionee prior to death), by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Any such exercise must occur within twelve (12) months after the date of the optionee's death. However, each such automatic option grant shall immediately terminate and cease to be outstanding, at the time of the optionee's cessation of Board service, with respect to any option shares for which it is not otherwise at such time exercisable.

            3. In no event shall any automatic grant under this Article Three remain exercisable after the specified expiration date of the ten (10)-year option term. Upon the expiration of the applicable exercise period in accordance with subparagraphs 1 and 2 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any unexercised shares for which the option was exercisable at the time of the optionee's cessation of Board service.

          H.  Stockholder Rights.  The holder of an automatic option grant under
              ------------------
this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option, paid the exercise price for the purchased shares and been issued a stock certificate for such shares.

          I.  Remaining Terms.  The remaining terms and conditions of each
              ---------------
automatic option grant shall be as set forth in the prototype Non-statutory Stock Option Agreement attached as Exhibit A to the Plan.


     XV.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER
          ---------------------------------------------------------

          A. In the event of any of the following stockholder-approved transactions to which the Company is a party (a "Corporate Transaction"):


               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,



                                   26 of 35

               (ii) the sale, transfer or disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or

               (iii) any reverse merger in which the Company is the surviving entity but in which the holders of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (as measured immediately prior to such merger) transfer ownership of those securities to person or persons not otherwise part of the transferor group, the exercisability of each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Upon the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding.

          B. In connection with any Change in Control of the Company, the exercisability of each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. For purposes of this Article Three, a Change in Control shall be deemed to occur in the event:


               (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

               (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                                   27 of 35

          C. Upon the occurrence of a Hostile Take-Over, each non-employee Board member holding an automatic option grant under this Article Three shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender such option in return for a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date. At the time of each Article Three option grant, the Board shall concurrently pre-approve any subsequent surrender of that option in accordance with the provisions of this Section III.C, and no additional approval of the Board or any Plan Administrator shall accordingly be required at the time of the actual option surrender and cash distribution.


          D. For purposes of this Section III, the following definitions shall be in effect:


          A HOSTILE TAKE-OVER shall be deemed to occur in the event (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

          The TAKE-OVER PRICE per share shall be deemed to be equal to the greater of (a) the fair market value per share on the option surrender date, as
-------
determined pursuant to the valuation provisions of Section I.A.3 of Article Two, or (b) the highest reported price per share paid by the tender offer or in effecting such Hostile Take-Over.

          E. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under this Plan.


          F. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                   28 of 35

                                 ARTICLE FOUR

                                 MISCELLANEOUS
                                 -------------


     XVI.  AMENDMENT OF THE PLAN
           ---------------------

          The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however,
                                                            --------
that no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, amendments to the Plan shall be subject to stockholder approval to the extent required under applicable law or regulation.

     XVII.  TAX WITHHOLDING
            ---------------


          A. The Company's obligation to deliver shares of Common Stock or cash upon the exercise of stock options or stock appreciation rights granted under the Discretionary Option Grant Program shall be subject to the satisfaction of all applicable Federal, State and local income tax and employment tax withholding requirements.

          B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section II of Article Four and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Securities and Exchange Commission Rule 16b-3), provide any or all holders of non-statutory options (other than the automatic grants made pursuant to Article Three of the Plan) or unvested shares under the Plan with the right to use shares of the Company's Common Stock in satisfaction of all or part of the Federal, State and local income tax and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares(the "Taxes"). Such right may be provided to any such option holder in either or both of the following formats:

          1.        Stock Withholding:  The holder of the non-statutory option
                    -----------------
or unvested shares may be provided with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-statutory option or the vesting of such shares, a portion of those shares with an aggregate fair market value not to exceed one hundred percent (100%) of the applicable Taxes.

          2.        Stock Delivery:  The Plan Administrator may, in its
                    --------------
discretion, provide the holder of the non-statutory option or the unvested shares with the election to deliver to the Company, at the time the non-statutory option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate fair market value equal to the designated percentage (up to 100% as specified by the option holder) of the Taxes incurred in connection with such option exercise or share vesting.


                                   29 of 35

     XVIII.  EFFECTIVE DATE AND TERM OF PLAN
             -------------------------------

          A. This Plan, as successor to the Company's 1983 Plan, became effective immediately upon approval by the Company's stockholders at the 1992 Special Stockholders Meeting.


          B. Each option issued and outstanding under the 1983 Plan immediately prior to the Effective Date of this Plan was incorporated into this Plan and treated as an outstanding option under this Plan, but each such option continued to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder or their exercise of outstanding stock appreciation rights thereunder.


          C. The Plan was amended and restated on October 17, 1996 (the "October 1996 Restatement") to effect the following changes: (i) increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional two million (2,000,000) shares, (ii) limit to two hundred thousand (200,000) shares of Common Stock the stock option grants and separately exercisable stock appreciation rights which any one participant in the Option Plan may receive in the aggregate per calendar year, (iii) render the non-employee Board members eligible to receive option grants and stock appreciation rights under the Discretionary Option Grant Program, (iv) allow unvested shares issued under the Plan and subsequently repurchased by the Company at the option exercise price or issue price paid per share to be reissued under the Plan, (v) increase the number of shares of Common Stock for which options are to be granted on an annual basis to certain non-employee Board members upon their re-election to the Board at each Annual Stockholders Meeting, beginning with the 1996 Annual Meeting, and (vi) effect a series of technical changes to the provisions of the Plan in order to take advantage of the recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934 which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The October 1996 Restatement is subject to stockholder approval at the 1996 Annual Meeting, and no option grants made on the basis of the share increase included in the October 1996 Restatement shall become exercisable in whole or in part unless and until the October 1996 Restatement is approved by the stockholders. Should such stockholder approval not be obtained at the 1996 Annual Meeting, then each option grant made pursuant to the share increase included in the October 1996 Restatement shall terminate and cease to remain outstanding, and no further option grants shall be made on the basis of that share increase. However, the provisions of the Plan as in effect immediately prior to the amendments effected by the October 1996 Restatement shall automatically be reinstated, and option grants may thereafter continue to be made pursuant to the reinstated provisions of the Plan. All option grants made prior to the October 1996 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the October 1996 Restatement shall be deemed to modify or in any way affect those outstanding options. Subject to the foregoing limitations, the Plan Administrator may make option grants under the Plan at any time before the date fixed herein for the termination of the Plan.

                                   30 of 35

          D. Unless sooner terminated in accordance with Section III of Article Two and Section III of Article Three, the Plan shall terminate upon the earlier
                                                                        -------
of (i) December 31, 2002 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted hereunder. If the date of termination is determined under clause (i) above, then options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such options.


          E. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided each option so granted is not to become exercisable, in whole
          --------
or in part, at any time prior to stockholder approval of an amendment authorizing a sufficient increase in the number of shares issuable under the Plan.

     XIX.  USE OF PROCEEDS
           ---------------

          Any cash proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

     XX.  REGULATORY APPROVALS
          --------------------

          The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

     XXI.  NO EMPLOYMENT/SERVICE RIGHTS
           ----------------------------

          Neither the action of the Company in establishing this Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of this Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any parent or subsidiary) for any period of specific duration, and the Company (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.


                                   31 of 35